PRESS RELEASE FOR IMMEDIATE RELEASE Contact: Michael Huson Senior Vice President York/Lancaster/Berks Market President 717.747.2607 mhuson@acnb.com ACNB CORPORATION ANNOUNCES REBRANDING OF TRADITIONS BANK AND TRADITIONS MORTGAGE DIVISIONS GETTYSBURG, PA, September 25, 2026 --- ACNB Corporation (NASDAQ: ACNB), the Gettysburg, PA- based financial holding company for ACNB Bank and ACNB Insurance Services, Inc., announced that its banking subsidiary, ACNB Bank, plans to rebrand its Traditions bank and Traditions mortgage divisions. Traditions Bank, A Division of ACNB Bank, will adopt the ACNB Bank name and brand identity in York County, PA, while Traditions Mortgage, A Division of ACNB Bank, will become ACNB Mortgage, A Division of ACNB Bank, across all markets. This is expected to become effective during the first quarter of 2027. At that time, ACNB Bank, the legal entity and chartered financial institution, will discontinue use of the Traditions Bank and Traditions Mortgage division names. The transition will align banking and mortgage operations with ACNB Bank’s broader brand identity throughout Pennsylvania and Maryland. “We are proud of the relationships and reputation that Traditions Bank and Traditions Mortgage have built,” said James P. Helt, ACNB Corporation President & Chief Executive Officer. “Since completing the acquisition of Traditions Bancorp in 2025, we have continued to maintain the local focus and personalized service our customers value. Aligning our banking and mortgage businesses under the ACNB name reflects who we are as one organization and creates greater consistency across our markets. For nearly 170 years, ACNB has been committed to supporting our customers, local businesses and communities, and

ACNB Corporation Press Release/Rebranding of Traditions Divisions September 25, 2026 Page 2 of 4 we look forward to serving generations to come under the ACNB name.” The rebranding reflects an evolution of brand identity rather than a change in ownership, operations or customer relationships. Existing banking relationships, accounts and account numbers will remain unchanged, while select customer-facing products, communications and delivery channels will be aligned with the ACNB brand. Customers will receive additional information about the transition prior to the effective date. Michael Huson, Senior Vice President, Market President stated, “Aligning under the ACNB Bank name in York County is an exciting next step for our team. We have built strong relationships with individuals, families, and businesses throughout this community, and those relationships remain at the heart of what we do. Our customers will continue to see the same local people and experience the same relationship-focused approach.” "This update aligns our mortgage business with ACNB Bank's established brand and reflects the expertise and resources available to our customers and partners," said Dr. Teresa Gregory, Mortgage President. "As ACNB Mortgage, we will continue to provide the same local expertise, personalized service and commitment to helping individuals and families achieve their homeownership goals." ACNB Corporation completed its acquisition of Traditions Bancorp, Inc. and its wholly-owned subsidiary, Traditions Bank, headquartered in York, PA, effective February 1, 2025. Following the acquisition, ACNB Bank operated its banking offices in York and Lancaster Counties as “Traditions Bank, A Division of ACNB Bank” and continued to operate its mortgage business across all service markets as “Traditions Mortgage, A Division of ACNB Bank.” ACNB Bank recently rebranded its Lancaster County, PA, banking locations from Traditions Bank, A Division of ACNB Bank, to ACNB Bank. ACNB Corporation, headquartered in Gettysburg, PA, is the independent $3.23 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, including its

ACNB Corporation Press Release/Rebranding of Traditions Divisions September 25, 2026 Page 3 of 4 operating divisions Traditions Bank and Traditions Mortgage, and ACNB Insurance Services, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 33 community banking offices and one Limited Purpose Office located in the Pennsylvania counties of Adams, Cumberland, Franklin, Lancaster and York and the Maryland counties of Baltimore, Carroll and Frederick. ACNB Insurance Services, Inc. is a full-service insurance agency with licenses in 46 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit investor.acnb.com. # # # FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as national, regional and local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and economy; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of any pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual

ACNB Corporation Press Release/Rebranding of Traditions Divisions September 25, 2026 Page 4 of 4 property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC. ACNB #2026-18 September 25, 2026